UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2022

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Berkshire Hills Bancorp, Inc. (the “Company”) and Berkshire Bank (the “Bank”) announced today that Subhadeep Basu, Chief Financial Officer of the Company and the Bank, has resigned effective October 7, 2022, for personal reasons and to subsequently pursue other career interests. The Company and the Bank entered into a Transition Agreement and Release of Claims related to Mr. Basu’s departure, which provides, among other things, that Mr. Basu has agreed to be available as an advisor to the Company to assist with transition matters through December 31, 2022.

The foregoing description of the Transition Agreement and Release of Claims is qualified in its entirety by reference to the copy of the form of such agreement that is included as Exhibit 10.1, respectively, to this Current Report and incorporated by reference into this Item 5.02.

The Company and Berkshire Bank have appointed Senior Vice President and Chief Accounting Officer Brett Brbovic, age 42, as Interim Chief Financial Officer, effective October 7, 2022, and has retained the firm Spencer Stuart to conduct a national search for a new Chief Financial Officer through an executive search process. Mr. Brbovic first joined the Company and Berkshire Bank from KPMG LLP in 2012 as Vice President and Controller and has served as Senior Vice President and Chief Accounting Officer since 2015.  There are no transactions requiring disclosure pursuant to Item 404 of Regulation S-K.

On October 13, 2022, the Company issued a press release announcing Mr. Basu’s resignation. That press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

Exhibit No.	Description

10.1	Transition Agreement and Release of Claims
99.1	Press release issued by the Company on October 13, 2022
104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: October 13, 2022	By:	/s/ Nitin J. Mhatre
Nitin J. Mhatre, President and CEO